Exhibit 10.2
AMENDMENT OF LEASE AGREEMENT
     THIS AMENDMENT is entered into on July 26, 1994, between DAYTONA BEACH RACING AND RECREATIONAL FACILITIES DISTRICT, created by Chapter 31343, Special Laws of Florida 1955 (“District”) and INTERNATIONAL SPEEDWAY CORPORATION, formerly known as BILL FRANCE RACING, INC., a Florida corporation, with its principal office in Daytona Beach, Volusia County, Florida (“Corporation”).
R E C I T A L S :
     The Parties recite and declare:
     A. The Parties entered into a Lease Agreement on November 8, 1957 (the “Lease”), which is recorded in Official Records Book 114, Page 496, Public Records of Volusia County, Florida, for the Premises upon which is operated Daytona International Speedway. The Premises is more fully described in SECTION I of the Lease.
     B. It is the desire of the Parties to amend certain provisions of the Lease and they have executed this Amendment for that purpose.
     FOR VALUABLE CONSIDERATION the Parties agree as follows:
     1. The District waives and releases its right pursuant to Paragraph (E) of the provision entitled “GENERAL” of SECTION II of the Lease to terminate the Lease at the end of the ten (10) year period ending in 1997.
     2. All provisions of the Lease are incorporated in this Amendment and are hereby amended or supplemented to conform with this Amendment, but in all other respects are to be and shall continue in full force and effect.
     IN WITNESS WHEREOF, each of the Parties hereto has caused this instrument to be executed by its proper officers after due authorization this 26th day of July, 1994.
     Attest: Secretary

Witnesses:	DAYTONA BEACH RACING AND RECREATIONAL FACILITIES DISTRICT

/s/ illegible	By:	/s/ Fred Thellman

Chairman

/s/ Carolyn M. Clark	Attest:	/s/ illegible

Secretary

INTERNATIONALSPEEDWAY CORPORATION

/s/ illegible	By:	/s/ James C. France

President

/s/ Carolyn M. Clark	Attest:	/s/ Lesa D. Kennedy

Secretary
STATE OF FLORIDA
COUNTY OF VOLUSIA
     The foregoing instrument was acknowledged before me this 26th day of July, 1994, by Fred Thellman & illegible as Chairman and Secretary of Daytona Beach Racing and Recreational Facilities District for and on its behalf.

/s/ Carolyn M. Clark
Notary Public

Carolyn M. Clark
(type/print name)

My Commission expires:	OCTOBER 5, 1997

Commission No.:	CC320361

STATE OF FLORIDA
COUNTY OF VOLUSIA
     The foregoing instrument was acknowledged before me this 26th day of July, 1994, by James C. France & Lesa D. Kennedy as President and Secretary of International Speedway Corporation for and on its behalf.

/s/ Carolyn M. Clark
Notary Public

Carolyn M. Clark
(type/print name)

My Commission expires:	OCTOBER 5, 1997

Commission No.:	CC320361